UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	May 1, 2016 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Asia Pacific Equity Fund

Semiannual report
10 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PAPAX

Putnam
Asia Pacific Equity
Fund

Semiannual report
10 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

December 12, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Targeting opportunities across the Asia-Pacific region

Opportunities for growth in Asia-Pacific equity markets are substantial. Economic transformations occurring across the region are propelling a number of countries onto a global stage, while the region's developed markets, Australia and New Zealand, are building unique connections to this accelerating growth. Putnam Asia Pacific Equity Fund seeks to harness this growth potential among select Asian and Pacific Basin companies, which are among the fastest growing in the world today.

Seeking a mix of high-growth and established opportunities

To capitalize on the unique transformations of the Asia-Pacific region, the fund's portfolio manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from familiar brands to up-and-coming companies in rapidly growing emerging economies.

Daniel J. Graña, CFA
Portfolio Manager
Industry since 1993
At Putnam since 2008

> **"Many companies in the Asia-Pacific region are not widely covered by Wall Street. The specialized focus of the fund allows us to target these off-the-grid growth opportunities."**

Compelling growth potential

The fund can invest in developed and emerging markets across Asia and the Pacific Basin region.

TOP FIVE COUNTRY EXPOSURES

China | South Korea | Taiwan | India | Hong Kong

Competitive historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 5 of the past 10 years, in some cases by sizable margins.

MSCI All Country Asia ex Japan Index (ND)
S&P 500 Index
80
60
40
20
0
-20
-40
-60
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Performance of the fund will differ from the performance of the MSCI All Country Asia ex Japan Index (ND) and the S&P 500 Index.

2 Asia Pacific Equity Fund
Asia Pacific Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

4 Asia Pacific Equity Fund

Daniel has an M.B.A. from the Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Daniel, what were some of the key developments affecting equities in the Asia-Pacific region during the six-month reporting period ended October 31, 2016?

It was an unusual period in that three political-economic factors were in play at the same time. Investors’ primary focus had been macroeconomic experiments being run by global central banks and the effects these were having on the region’s economies. Then the Brexit vote in Britain in June in favor of leaving the European Union took center stage. This caused volatility in European stock markets. The resulting uncertainty generated by this event, which was amplified by rising speculation about the U.S. election result, contributed to the U.S. Federal Reserve’s decision not to raise interest rates. This helped make the Asia-Pacific region more attractive to investors.

While U.S. equity markets have performed relatively well over the past several years, Asia-Pacific markets have struggled. However, in the last several months of the period, investors became more attracted to growth opportunities in the region. One factor driving this change was that corporate earnings stopped declining during the period. While earnings estimates

Asia Pacific Equity Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Asia Pacific Equity Fund

were often optimistic in the past, subsequent results had been flat or even negative, which hurt stocks. While earnings did not improve tremendously in the Asia-Pacific region during the period, they mostly stopped trending down across the broader index, lending support to stock prices.

Overall, relatively stable, if low, growth in developed markets — as well as in China — gave a boost to emerging markets in the Asia-Pacific region. What’s more, a variety of Asia-Pacific currencies strengthened, which helped to improve corporate margins, resulting in overall improvements for investors.

How did the fund perform during the six-month reporting period ended October 31, 2016?

The fund performed well during the period, gaining 10.05% and besting the fund’s benchmark, the MSCI All Country Asia ex Japan Index [ND], which grew 9.89%. It was a period in sharp and positive contrast to the most recent annual reporting period ended April 30, 2016, during which the fund and the benchmark were down 18.79% and 18.54%, respectively. Stock selection featured prominently during the period, and country allocation was also very favorable, contributing to the fund’s relative results.

What are some holdings that significantly aided the fund’s relative performance during the period?

Alibaba, which is basically the Chinese equivalent of Amazon, was a top contributor to the fund. We have been impressed by the company’s success at e-commerce, including its cloud and digital businesses. Offline brick and mortar sales were struggling in China, and there has been a pronounced shift to e-commerce. In our view, everything happens twice as fast in China, including adoption rates of new technology such as phones and personal computers. Chinese businesses have been forward-looking and spending heavily, and we think Alibaba is in the right place at the right time to make the most of this market evolution. Along with good margins, we expect to see continued growth from Alibaba; consequently, we have not changed our benchmark-relative overweight exposure to the stock.

China Water Affairs was another contributor and one of our favorite infrastructure investments in China. We long suspected that after many decades of aggressive economic development, environmental damage in China would eventually have to be addressed, and this company is one example of how that is occurring. The company is based in Hong Kong and supplies sewage treatment systems, as well as water resources throughout China. Too many cities in China dump untreated water into local rivers. The Communist Party has become more sensitive to the need for sanitation infrastructure, and China Water Affairs has benefited from this change. During the period, the company showed impressive results, growing through acquisitions as well as from tariffs. The stock rose significantly, approximately 50% through period-end, and we subsequently trimmed our position, but are still positive on the stock.

Another contributor was our decision to avoid the stock of Infosys, a business consulting, IT, and outsourcing company that is a benchmark component. During the period, we preferred a modest exposure to Indian IT outsourcing, tech projects, and call center businesses. In our view, legacy IT spending appears to be in structural decline due to slower growth rates, causing this space to underperform.

Asia Pacific Equity Fund 7

Which holdings were major detractors from performance?

A major detractor was Casetek, a Taiwanese company that manufactures device casings and has significant market share with personal computer and device makers. Casetek’s management was looking to garner more business with Apple, but this did not pan out during the period as they hoped.

Another detractor, Welspun, is India-based and is one of the world’s largest cotton towels and sheets manufacturers. The company’s second-largest customer, Target, announced it was pulling orders after an investigation revealed Welspun had been using mislabeled, lower-quality cotton. Given the time we expect the company will need to rebuild its reputation, and because the company’s management team has so far failed to offer a satisfactory explanation for its mistake, we decided to liquidate the position.

LIG Nex1, a South Korean defense manufacturer, also detracted from fund performance. We invested in the company because its technology and pricing were, in our view, compelling, potentially offering a structural advantage to U.S.-manufactured defense equipment. However, expected orders from emerging markets and South Korea were delayed, which is typical of the defense business.

What is your outlook for the coming months?

We are keeping an eye on growing populist movements in the United States and abroad, as we think these may prove to be a threat to global growth. In our view, the policy direction on trade taken by the incoming Trump administration may become an important factor. In many emerging markets, the basic economic model is export-led, and political disruption can be a strong headwind. Additionally, as economic growth has stabilized somewhat in developed markets, including Europe and Japan, mature economies in general are in a slower-growth mode, in our view. We believe this means that a slight negative shift can more easily result in excessively weak growth or outright recession on a global scale.

At the same time, in our view, some countries are doing more to help themselves. India, Indonesia, and China have reform agendas that are intended to help improve local competitiveness. India’s and China’s relatively

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Asia Pacific Equity Fund

large domestic markets make them somewhat less export-dependent and more insulated than smaller countries such as South Korea and Taiwan. Overall, in spite of strong recent six-month benchmark performance, we do not believe the next 12 months will be as smooth. Country, stock, and sector selections will continue to be critical, in our view.

Thanks for your time and insights, Daniel.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Asia Pacific Equity Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (6/12/09)
Before sales charge	32.06%	3.84%	17.50%	3.28%	0.67%	0.22%	6.45%	10.05%

After sales charge	24.46	3.01	10.74	2.06	–5.12	–1.74	0.33	3.73

Class B (6/12/09)
Before CDSC	24.94	3.06	13.27	2.52	–1.59	–0.53	5.56	9.66

After CDSC	24.94	3.06	11.32	2.17	–4.55	–1.54	0.56	4.66

Class C (6/12/09)
Before CDSC	24.93	3.06	13.19	2.51	–1.60	–0.54	5.57	9.69

After CDSC	24.93	3.06	13.19	2.51	–1.60	–0.54	4.57	8.69

Class M (6/12/09)
Before sales charge	27.23	3.31	14.59	2.76	–0.86	–0.29	5.82	9.74

After sales charge	22.78	2.82	10.58	2.03	–4.33	–1.46	2.12	5.90

Class R (6/12/09)
Net asset value	29.58	3.57	16.01	3.01	–0.14	–0.05	6.06	9.85

Class Y (6/12/09)
Net asset value	34.51	4.10	18.95	3.53	1.45	0.48	6.62	10.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Asia Pacific Equity Fund

Comparative index returns For periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

MSCI All Country Asia
ex Japan Index (ND)	62.69%	6.81%	22.72%	4.18%	4.54%	1.49%	6.59%	9.89%

Lipper Pacific
Ex Japan Funds
category average*	71.51	7.33	25.58	4.54	3.61	1.13	6.56	7.45

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/16, there were 83, 71, 54, 46, and 27 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$9.25	$9.81	$9.01	$8.98	$9.14	$9.47	$9.24	$9.25

10/31/16	10.18	10.80	9.88	9.85	10.03	10.39	10.15	10.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (6/12/09)
Before sales charge	35.95%	4.30%	41.86%	7.24%	8.29%	2.69%	16.61%	12.93%

After sales charge	28.13	3.45	33.70	5.98	2.06	0.68	9.91	6.44

Class B (6/12/09)
Before CDSC	28.74	3.52	36.82	6.47	5.82	1.90	15.68	12.49

After CDSC	28.74	3.52	34.82	6.16	2.82	0.93	10.68	7.49

Class C (6/12/09)
Before CDSC	28.74	3.52	36.78	6.46	5.84	1.91	15.74	12.53

After CDSC	28.74	3.52	36.78	6.46	5.84	1.91	14.74	11.53

Class M (6/12/09)
Before sales charge	31.16	3.79	38.53	6.74	6.74	2.20	16.06	12.64

After sales charge	26.57	3.28	33.68	5.98	3.00	0.99	12.00	8.69

Class R (6/12/09)
Net asset value	33.54	4.04	40.14	6.98	7.45	2.43	16.35	12.72

Class Y (6/12/09)
Net asset value	38.47	4.56	43.70	7.52	9.11	2.95	16.89	13.02

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Asia Pacific Equity Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/16*†	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Total annual operating expenses
for the fiscal year ended 4/30/16†	3.51%	4.26%	4.26%	4.01%	3.76%	3.26%

Annualized expense ratio for
the six-month period ended
10/31/16‡	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 10/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.15	$12.10	$12.10	$10.78	$9.47	$6.84

Ending value (after expenses)	$1,100.50	$1,096.60	$1,096.90	$1,097.40	$1,098.50	$1,102.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Asia Pacific Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.83	$11.62	$11.62	$10.36	$9.10	$6.56

Ending value (after expenses)	$1,017.44	$1,013.66	$1,013.66	$1,014.92	$1,016.18	$1,018.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Asia Pacific Equity Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Asia Pacific Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Asia Pacific Equity Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

16 Asia Pacific Equity Fund

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer

Asia Pacific Equity Fund 17

group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015

18 Asia Pacific Equity Fund

and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Pacific Ex Japan Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 73, 57 and 49 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s poor relative performance in 2011 and 2013. They noted Putnam Management’s view that the fund’s underperformance in 2011 was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and to the fund’s emphasis on investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks during that period. The Trustees also considered Putnam Investments’ view that the fund’s performance in 2013 was attributable in large part to the fund’s country allocations and its stock selection within the financials sector.

The Trustees considered that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of

Asia Pacific Equity Fund 19

the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Asia Pacific Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Asia Pacific Equity Fund 21

The fund’s portfolio 10/31/16 (Unaudited)

COMMON STOCKS (83.1%)*	Shares	Value

Aerospace and defense (2.2%)

Bharat Electronics, Ltd. (India)	4,791	$95,429

Korea Aerospace Industries, Ltd. (South Korea)	944	53,328

LIG Nex1 Co., Ltd. (South Korea)	517	33,420

		182,177

Airlines (1.0%)

Asia Aviation PCL NVDR (Thailand) †	421,900	84,825

		84,825

Auto components (1.8%)

Exide Industries, Ltd. (India) †	17,923	52,941

Nexteer Automotive Group, Ltd.	75,000	98,634

		151,575

Banks (5.4%)

Bank of China, Ltd. (China)	279,000	124,846

Bank Tabungan Negara Persero Tbk PT (Indonesia)	623,000	91,126

Industrial & Commercial Bank of China, Ltd. (China)	233,000	139,925

State Bank of India (India)	23,533	90,821

		446,718

Capital markets (0.6%)

BGP Holdings PLC (Malta) F	132,965	146

Macquarie Korea Infrastructure Fund (South Korea)	6,055	46,622

		46,768

Chemicals (0.6%)

Soulbrain Co., Ltd. (South Korea)	953	51,821

		51,821

Construction and engineering (6.3%)

Adhi Karya Persero Tbk PT (Indonesia)	311,400	54,063

China State Construction International Holdings, Ltd. (China)	62,000	90,516

Concord New Energy Group, Ltd. (China)	2,060,000	103,429

CTCI Corp. (Taiwan)	68,000	99,689

IRB Infrastructure Developers, Ltd. (India)	23,712	83,667

Surya Semesta Internusa Tbk PT (Indonesia)	1,284,200	55,551

Unique Engineering & Construction PCL (Thailand)	82,400	40,026

		526,941

Consumer finance (1.2%)

Shriram Transport Finance Co., Ltd. (India)	5,945	96,663

		96,663

Electric utilities (4.4%)

Adani Transmission, Ltd. (India) †	103,089	69,967

CLP Holdings, Ltd. (Hong Kong)	6,500	66,055

Power Grid Corp. of India, Ltd. (India)	44,224	115,924

Tenaga Nasional Bhd (Malaysia)	35,000	119,584

		371,530

Electronic equipment, instruments, and components (1.3%)

Tripod Technology Corp. (Taiwan)	45,000	106,298

		106,298

Equity real estate investment trusts (REITs) (0.4%)

First Real Estate Investment Trust (Singapore) R	32,800	31,472

		31,472

22 Asia Pacific Equity Fund

COMMON STOCKS (83.1%)* cont.	Shares	Value

Household durables (4.3%)

Basso Industry Corp. (Taiwan)	61,000	$164,036

Coway Co., Ltd. (South Korea)	1,308	102,378

Techtronic Industries Co., Ltd. (Hong Kong)	23,500	88,474

		354,888

Independent power and renewable electricity producers (0.7%)

Huadian Fuxin Energy Corp, Ltd. (China)	252,000	58,377

		58,377

Industrial conglomerates (1.8%)

CK Hutchison Holdings, Ltd. (Hong Kong)	7,500	92,777

NWS Holdings, Ltd. (Hong Kong)	31,000	54,861

		147,638

Insurance (8.9%)

AIA Group, Ltd. (Hong Kong)	48,400	305,438

China Life Insurance Co., Ltd. (Taiwan)	117,000	107,864

Dongbu Insurance Co., Ltd. (South Korea)	1,567	97,344

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	3,895	120,087

Ping An Insurance Group Co. of China, Ltd. (China)	20,500	108,224

		738,957

Internet and direct marketing retail (0.7%)

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	2	2

Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) † ∆∆ F	518	3,662

momo.com, Inc. (Taiwan)	9,000	58,405

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

		62,071

Internet software and services (13.6%)

Alibaba Group Holding, Ltd. ADR (China) †	5,057	514,246

NetEase, Inc. ADR (China)	193	49,599

Tencent Holdings, Ltd. (China)	21,700	574,610

		1,138,455

Life sciences tools and services (0.2%)

Samsung Biologics Co., Ltd. (South Korea) † F	178	21,156

		21,156

Machinery (0.4%)

EVA Precision Industrial Holdings, Ltd. (China)	346,000	37,880

		37,880

Media (2.7%)

CJ E&M Corp. (South Korea)	1,370	83,498

IMAX China Holding, Inc. (China) †	12,900	61,034

Innocean Worldwide, Inc. (South Korea)	1,367	82,682

		227,214

Multiline retail (2.1%)

Hyundai Department Store Co., Ltd. (South Korea)	518	53,181

Matahari Department Store Tbk PT (Indonesia)	43,600	60,184

Poya International Co., Ltd. (Taiwan)	4,000	58,272

		171,637

Asia Pacific Equity Fund 23

COMMON STOCKS (83.1%)* cont.	Shares	Value

Paper and forest products (0.9%)

Nine Dragons Paper Holdings, Ltd. (China)	96,000	$78,084

		78,084

Personal products (0.9%)

Amorepacific Group (South Korea)	565	73,106

		73,106

Pharmaceuticals (2.1%)

Aurobindo Pharma, Ltd. (India)	14,315	175,654

		175,654

Real estate management and development (2.0%)

Ayala Land, Inc. (Philippines)	60,200	45,069

Cheung Kong Property Holdings, Ltd. (Hong Kong)	17,000	125,909

		170,978

Road and rail (0.8%)

ComfortDelgro Corp., Ltd. (Singapore)	35,200	64,271

		64,271

Semiconductors and semiconductor equipment (6.6%)

SK Hynix, Inc. (South Korea)	3,965	141,299

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	68,000	405,880

		547,179

Specialty retail (0.4%)

Beauty Community PCL (Thailand)	115,200	37,525

		37,525

Technology hardware, storage, and peripherals (3.9%)

Casetek Holdings, Ltd. (Taiwan)	21,000	67,220

Samsung Electronics Co., Ltd. (South Korea)	179	255,264

		322,484

Textiles, apparel, and luxury goods (0.6%)

Bon Fame Co., Ltd. (Taiwan)	10,000	53,384

		53,384

Thrifts and mortgage finance (1.0%)

Housing Development Finance Corp., Ltd. (HDFC) (India)	4,061	83,942

		83,942

Water utilities (0.6%)

China Water Affairs Group, Ltd. (China)	66,000	48,033

		48,033

Wireless telecommunication services (2.7%)

China Mobile, Ltd. (China)	19,500	223,368

		223,368

Total common stocks (cost $6,118,892)		$6,933,069

	Expiration	Strike
WARRANTS (2.4%)* †	date	price	Warrants	Value

Shenzen Airport Co. 144A (China)	7/14/17	$0.00	11,100	$14,230

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	21,100	109,009

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	24,700	78,542

Total warrants (cost $179,354)				$201,781

24 Asia Pacific Equity Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $2,643)
(Private) (Brazil) † ∆∆ F	349	$2,624

Total convertible preferred stocks (cost $2,643)		$2,624

SHORT-TERM INVESTMENTS (13.3%)*	Shares	Value

Putnam Short Term Investment Fund 0.50% L	1,106,045	$1,106,045

Total short-term investments (cost $1,106,045)		$1,106,045

TOTAL INVESTMENTS

Total investments (cost $7,406,934)		$8,243,519

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $8,340,383.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $6,290, or less than 0.1% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $26,527 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	29.3%	Thailand	2.0%

South Korea	14.7	Malaysia	1.4

United States	14.6	Singapore	1.2

Taiwan	13.6	Philippines	0.5

India	10.5	Other	0.1

Hong Kong	8.9	Total	100.0%

Indonesia	3.2

Asia Pacific Equity Fund 25

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

baskets	5,455	$—	12/15/20	(1 month USD-	A basket (GSEHPKPA)	$(2,127)
				LIBOR-BBA plus	of common stocks
				1.00%)

baskets	2,151	—	12/15/20	(1 month USD-	A basket (GSEHPKPA)	(412)
				LIBOR-BBA plus	of common stocks
				1.00%)

shares	16,600	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	(2,338)
				LIBOR-BBA plus
				1.00%)

UBS AG

shares	24,700	—	3/15/19	(1 month USD-	Shenzhen Airport Co.	(529)
				LIBOR-BBA plus
				0.90%)

Total		$—				$(5,406)

26 Asia Pacific Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$37,525	$1,017,103	$3,666

Consumer staples	—	73,106	—

Financials	—	1,412,902	146

Health care	—	196,810	—

Industrials	40,026	1,003,706	—

Information technology	563,845	1,550,571	—

Materials	—	129,905	—

Real estate	—	202,450	—

Telecommunication services	—	223,368	—

Utilities	—	477,940	—

Total common stocks	641,396	6,287,861	3,812

Convertible preferred stocks	—	—	2,624

Warrants	—	201,781	—

Short-term investments	1,106,045	—	—

Totals by level	$1,747,441	$6,489,642	$6,436

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$(5,406)	$—

Totals by level	$—	$(5,406)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 27

Statement of assets and liabilities 10/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,300,889)	$7,137,474
Affiliated issuers (identified cost $1,106,045) (Notes 1 and 5)	1,106,045

Foreign currency (cost $112,088) (Note 1)	112,224

Dividends, interest and other receivables	1,846

Receivable for shares of the fund sold	899

Receivable for investments sold	101,930

Receivable from Manager (Note 2)	18,908

Prepaid assets	37,393

Total assets	8,516,719

LIABILITIES

Payable for investments purchased	117,759

Payable for shares of the fund repurchased	941

Payable for custodian fees (Note 2)	14,438

Payable for investor servicing fees (Note 2)	2,434

Payable for Trustee compensation and expenses (Note 2)	1,174

Payable for administrative services (Note 2)	15

Payable for distribution fees (Note 2)	2,103

Payable for auditing and tax fees	22,840

Unrealized depreciation on OTC swap contracts (Note 1)	5,406

Other accrued expenses	9,226

Total liabilities	176,336

Net assets	$8,340,383

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,787,832

Undistributed net investment income (Note 1)	36,183

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,314,857)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	831,225

Total — Representing net assets applicable to capital shares outstanding	$8,340,383

(Continued on next page)

28 Asia Pacific Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,578,742 divided by 646,523 shares)	$10.18

Offering price per class A share (100/94.25 of $10.18)*	$10.80

Net asset value and offering price per class B share ($210,718 divided by 21,331 shares)**	$9.88

Net asset value and offering price per class C share ($532,281 divided by 54,057 shares)**	$9.85

Net asset value and redemption price per class M share ($60,188 divided by 6,001 shares)	$10.03

Offering price per class M share (100/96.50 of $10.03)*	$10.39

Net asset value, offering price and redemption price per class R share
($10,332 divided by 1,018 shares)	$10.15

Net asset value, offering price and redemption price per class Y share
($948,122 divided by 92,994 shares)	$10.20

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 29

Statement of operations Six months ended 10/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $8,738)	$92,252

Interest (including interest income of $1,551 from investments in affiliated issuers) (Note 5)	1,552

Total investment income	93,804

EXPENSES

Compensation of Manager (Note 2)	36,085

Investor servicing fees (Note 2)	8,270

Custodian fees (Note 2)	10,375

Trustee compensation and expenses (Note 2)	250

Distribution fees (Note 2)	11,602

Administrative services (Note 2)	91

Reports to shareholders	8,656

Auditing and tax fees	26,048

Blue sky expense	35,737

Other	948

Fees waived and reimbursed by Manager (Note 2)	(73,943)

Total expenses	64,119

Expense reduction (Note 2)	(1,279)

Net expenses	62,840

Net investment income	30,964

Net realized gain on investments (net of foreign tax of $3,298) (Notes 1 and 3)	226,072

Net realized gain on swap contracts (Note 1)	6,708

Net realized loss on foreign currency transactions (Note 1)	(40,026)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	37,098

Net unrealized appreciation of investments and swap contracts during the period	483,028

Net gain on investments	712,880

Net increase in net assets resulting from operations	$743,844

The accompanying notes are an integral part of these financial statements.

30 Asia Pacific Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/16*	Year ended 4/30/16

Operations

Net investment income	$30,964	$66,773

Net realized gain (loss) on investments
and foreign currency transactions	192,754	(1,141,503)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	520,126	(844,977)

Net increase (decrease) in net assets resulting from operations	743,844	(1,919,707)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(45,730)

Class M	—	(122)

Class Y	—	(8,457)

Increase (decrease) from capital share transactions (Note 4)	54,047	(428,367)

Total increase (decrease) in net assets	797,891	(2,402,383)

NET ASSETS

Beginning of period	7,542,492	9,944,875

End of period (including undistributed net investment
income of $36,183 and $5,219, respectively)	$8,340,383	$7,542,492

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

													Ratio	Ratio of net
	Net asset	Net	Net realized			From							of expenses	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	From	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	turnover (%)

Class A

October 31, 2016**	$9.25	.04	.89	.93	—	—	—	—	—	$10.18	10.05*	$6,579	.78*	.41*	43*

April 30, 2016	11.47	.08	(2.23)	(2.15)	(.07)	—	—	(.07)	—	9.25	(18.79)	6,056	1.53[g]	.83[g]	135

April 30, 2015	10.22	.04	1.24	1.28	(.03)	—	—	(.03)	—	11.47	12.54	7,871	1.53	.34	135

April 30, 2014	10.18	.06	.01	.07	(.03)	—	—	(.03)	—	10.22	.67	7,056	1.55	.59	108

April 30, 2013	9.36	.04	.80	.84	(.02)	—	—	(.02)	—[e]	10.18	8.96	7,539	1.60	.44	117

April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	—[e]	9.36	(16.04)	6,556	1.63	.43	130

Class B

October 31, 2016**	$9.01	—[e]	.87	.87	—	—	—	—	—	$9.88	9.66*	$211	1.16*	.03*	43*

April 30, 2016	11.19	.01	(2.19)	(2.18)	—	—	—	—	—	9.01	(19.48)	194	2.28[g]	.09[g]	135

April 30, 2015	10.02	(.04)	1.21	1.17	—	—	—	—	—	11.19	11.68	272	2.28	(.40)	135

April 30, 2014	10.02	(.02)	.02	—[e]	—	—	—	—	—	10.02	—[f]	237	2.30	(.19)	108

April 30, 2013	9.27	(.02)	.77	.75	—	—	—	—	—[e]	10.02	8.09	227	2.35	(.25)	117

April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	—[e]	9.27	(16.53)	204	2.38	(.35)	130

Class C

October 31, 2016**	$8.98	—[e]	.87	.87	—	—	—	—	—	$9.85	9.69*	$532	1.16*	(.02)*	43*

April 30, 2016	11.15	.01	(2.18)	(2.17)	—	—	—	—	—	8.98	(19.46)	392	2.28[g]	.11[g]	135

April 30, 2015	9.98	(.05)	1.22	1.17	—	—	—	—	—	11.15	11.72	516	2.28	(.47)	135

April 30, 2014	9.98	(.01)	.01	—[e]	—	—	—	—	—	9.98	—[f]	395	2.30	(.08)	108

April 30, 2013	9.24	(.04)	.78	.74	—	—	—	—	—[e]	9.98	8.01	468	2.35	(.45)	117

April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	—[e]	9.24	(16.57)	294	2.38	(.45)	130

Class M

October 31, 2016**	$9.14	.02	.87	.89	—	—	—	—	—	$10.03	9.74*	$60	1.03*	.16*	43*

April 30, 2016	11.34	.02	(2.20)	(2.18)	(.02)	—	—	(.02)	—	9.14	(19.21)	55	2.03[g]	.24[g]	135

April 30, 2015	10.13	(.02)	1.23	1.21	—	—	—	—	—	11.34	11.94	58	2.03	(.20)	135

April 30, 2014	10.10	.01	.02	.03	—	—	—	—	—	10.13	.30	44	2.05	.06	108

April 30, 2013	9.33	(.01)	.78	.77	—	—	—	—	—[e]	10.10	8.25	42	2.10	(.12)	117

April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	—[e]	9.33	(16.38)	34	2.13	(.08)	130

Class R

October 31, 2016**	$9.24	.03	.88	.91	—	—	—	—	—	$10.15	9.85*	$10	.91*	.26*	43*

April 30, 2016	11.41	.23[h]	(2.40)	(2.17)	—	—	—	—	—	9.24	(19.02)	8	1.78[g]	2.25[g,h]	135

April 30, 2015	10.17	.01	1.23	1.24	—[e]	—	—	—[e]	—	11.41	12.21	141	1.78	.09	135

April 30, 2014	10.13	.02	.03	.05	(.01)	—	—	(.01)	—	10.17	.54	120	1.80	.17	108

April 30, 2013	9.33	.02	.78	.80	—	—	—	—	—[e]	10.13	8.57	81	1.85	.20	117

April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	—[e]	9.33	(16.19)	71	1.88	.10	130

Class Y

October 31, 2016**	$9.25	.05	.90	.95	—	—	—	—	—	$10.20	10.27*	$948	.65*	.53*	43*

April 30, 2016	11.48	.11	(2.25)	(2.14)	(.09)	—	—	(.09)	—	9.25	(18.64)	837	1.28[g]	1.12[g]	135

April 30, 2015	10.23	.07	1.24	1.31	(.06)	—	—	(.06)	—	11.48	12.82	1,087	1.28	.62	135

April 30, 2014	10.18	.09	.01	.10	(.05)	—	—	(.05)	—	10.23	1.01	1,044	1.30	.85	108

April 30, 2013	9.37	.06	.79	.85	(.04)	—	—	(.04)	—[e]	10.18	9.09	692	1.35	.64	117

April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	—[e]	9.37	(15.80)	602	1.38	.66	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Asia Pacific Equity Fund	Asia Pacific Equity Fund 33

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2016	0.92%

April 30, 2016	1.96

April 30, 2015	1.79

April 30, 2014	1.03

April 30, 2013	0.99

April 30, 2012	1.16

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h The net investment income ratio and per share amount shown for the period ending April 30, 2016 may not correspond with the expected class specific differences for the period due to the timing of redemptions from the class.

The accompanying notes are an integral part of these financial statements.

34 Asia Pacific Equity Fund

Notes to financial statements 10/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through October 31, 2016.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund focuses on emerging markets. This means the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of Asian or Pacific Basin companies, other than Japanese, Australian or New Zealand companies. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Asia Pacific Equity Fund 35

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

36 Asia Pacific Equity Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master

Asia Pacific Equity Fund 37

Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,406 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as

38 Asia Pacific Equity Fund

either short-term or long-term capital losses. At April 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$1,204,883	$289,750	$1,494,633

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $30,822 to its fiscal year ending April 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and April 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and April 30, 2016).

The aggregate identified cost on a tax basis is $7,072,712, resulting in gross unrealized appreciation and depreciation of $1,477,696 and $306,889, respectively, or net unrealized appreciation of $1,170,807.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All Country Asia ex Japan Index (ND) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed

Asia Pacific Equity Fund 39

its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.467% of the fund’s average net assets before a decrease of $1,383 (0.017% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $73,943 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,596	Class R	10

Class B	208	Class Y	927

Class C	469	Total	$8,270

Class M	60

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances.

40 Asia Pacific Equity Fund

The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements and by $1,269 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$8,049	Class M	220

Class B	1,016	Class R	24

Class C	2,293	Total	$11,602

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,361 and $1 from the sale of class A and class M shares, respectively, and received $7 and $8 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$3,133,276	$3,903,647

U.S. government securities (Long-term)	—	—

Total	$3,133,276	$3,903,647

Asia Pacific Equity Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	32,273	$327,782	58,754	$585,522

Shares issued in connection with
reinvestment of distributions	—	—	1,895	18,113

	32,273	327,782	60,649	603,635

Shares repurchased	(40,774)	(405,129)	(91,704)	(872,080)

Net decrease	(8,501)	$(77,347)	(31,055)	$(268,445)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	1,272	$12,281	4,076	$38,980

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,272	12,281	4,076	38,980

Shares repurchased	(1,518)	(14,132)	(6,796)	(64,802)

Net decrease	(246)	$(1,851)	(2,720)	$(25,822)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	14,910	$145,287	14,803	$149,051

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	14,910	145,287	14,803	149,051

Shares repurchased	(4,482)	(42,297)	(17,425)	(155,478)

Net increase (decrease)	10,428	$102,990	(2,622)	$(6,427)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	16	$159	855	$7,961

Shares issued in connection with
reinvestment of distributions	—	—	13	122

	16	159	868	8,083

Shares repurchased	—	—	—	—

Net increase	16	$159	868	$8,083

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	119	$1,172	1,227	$12,276

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	119	1,172	1,227	12,276

Shares repurchased	—	—	(12,695)	(114,741)

Net increase (decrease)	119	$1,172	(11,468)	$(102,465)

42 Asia Pacific Equity Fund

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	10,762	$108,392	20,605	$207,743

Shares issued in connection with
reinvestment of distributions	—	—	884	8,448

	10,762	108,392	21,489	216,191

Shares repurchased	(8,258)	(79,468)	(25,654)	(249,482)

Net increase (decrease)	2,504	$28,924	(4,165)	$(33,291)

At the close of the reporting period, a shareholder of record owned 10.2% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	410,659	63.5%	$4,180,509

Class R	520	51.1	5,278

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$279,305	$2,027,949	$1,201,209	$1,551	$1,106,045

Totals	$279,305	$2,027,949	$1,201,209	$1,551	$1,106,045

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$280,000

OTC total return swap contracts (notional)	$150,000

Warrants (number of warrants)	80,000

Asia Pacific Equity Fund 43

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$201,781	Payables	$5,406

Total		$201,781		$5,406

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(36,992)	$—	$(36,992)

Equity contracts	980	—	6,708	7,688

Total	$980	$(36,992)	$6,708	$(29,304)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$36,992	$—	$36,992

Equity contracts	31,352	—	(6,357)	24,995

Total	$31,352	$36,992	$(6,357)	$61,987

44 Asia Pacific Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	ASSETS		LIABILITIES

					Total
	OTC Total		OTC Total		Financial	Total
	return		return		and	collateral
	swap	Total	swap	Total	Derivative	received	Net
	contracts*#	Assets	contracts*#	Liabilities	Net Assets	(pledged)†##	amount

Goldman Sachs	$—	$—	4,877	$4,877	$(4,877)	$—	$(4,877)
International

UBS AG	$—	$—	529	$529	$(529)	$—	$(529)

Total	$—	$—	5,406	$5,406	$(5,406)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Asia Pacific Equity Fund 45

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

46 Asia Pacific Equity Fund

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Asia Pacific Equity Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

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48 Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services		Vice President and
Putnam Retail Management	Officers	Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	President	Mark C. Trenchard
Vice President and
Custodian	Jonathan S. Horwitz	BSA Compliance Officer
State Street Bank	Executive Vice President,
and Trust Company	Principal Executive Officer, and	Nancy E. Florek
	Compliance Liaison	Vice President, Director of
Legal Counsel		Proxy Voting and Corporate
Ropes & Gray LLP	Robert T. Burns	Governance, Assistant Clerk,
	Vice President and	and Associate Treasurer
Chief Legal Officer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

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SA108 303437 12/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016